
Rubio's
FRESH MEXICAN GRILL

B. Riley & Company Road Show – Oct. 2007

rubios.com

Forward-Looking Statements

Some of the information in this presentation may contain forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions and are subject to known and unknown risks and uncertainties, which may cause actual results to differ materially from expectations. You should not place reliance on forward-looking statements. The following are some of the considerations and factors that could materially affect our results: changes in comparable store sales growth and revenues, increased product costs, labor expense and other restaurant costs, the success of our promotions and marketing strategies, our ability to recruit and retain qualified personnel, adverse effects of weather, adequacy of reserves related to closed stores or stores to be sold, increased depreciation, asset write downs, or implementation costs related to the Rubio's marketing and concept positioning initiatives, the costs and risks related to defending against a meal and rest break lawsuit filed by a former employee asserting representation of a class of plaintiffs, our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and other regulatory initiatives, litigation costs, our ability to implement a franchise strategy, our ability to open additional or maintain existing restaurants in the coming periods and the effects of ever-increasing competition. These and other factors that could materially affect our results can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Rubio's is Represented in 5 States

Currently 171 Locations

- 166 Company Owned
- 3 Licensed
- 2 Franchise

Average AUV $1,023M



9
Sacramento
9
San Francisco
1
Fresno
1
Bakersfield
39
Los Angeles
31
Orange County
46
San Diego
6
Las Vegas
19
Phoenix
5
Tucson
2
Salt Lake City
3
Denver

- **Shift in Strategy**
- Expanded Organizational Capabilities
- Unit Economics and Recent Performance

Rubio's Positioning – Q2 '04 to Q3 '06



Fast Casual
Quality and Freshness of Fast Casual
Affordable Fast Casual
Affordability of QSR Drives "Trade Up"
QSR

Rubio's Promotions – '05 & '06


FRESH& AFFORDABLE
$3.99 CHEESE ENCHILADA MEAL DEAL
THREE CHEESE ENCHILADAS, RICE AND REGULAR DRINK.
$1.00
RUBIO'S CHEESE ENCHILADA


RUBIO'S WORLD FAMOUS
FISH TACOS
$1.00
FRESH& AFFORDABLE

Rubio's Workplace Core Customers



Percent
10
8
6
4
2
0
Primary Core Customers
Secondary Core Customers
Tertiary Core Customers
Bottom Restaurants
Core Customer Percentages
21%
46%
26%
7%
Primary
Secondary
Tertiary
Not Core Customer
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65
Segment

Key Drivers



Effect on Satisfaction
RELATIVE POSITIVE EFFECT WHEN STORE SUCCEEDS AT ATTRIBUTE
TASTE & FLAVOR
PORTION SIZE
APPROP TEMP
TIMELY DELIVERY
FRESH INGRED
STOCKED
MENU KNOWLEDGE
GREETING
AMBIANCE
D.R. CLEAN
EXTERIOR APPEARANCE
ACCURATELY FILLED
RELATIVE NEGATIVE EFFECT WHEN STORE FAILS AT ATTRIBUTE
Effect on Dissatisfaction

Key Insights – Mintel Market Research

1. "More than two thirds of consumers interviewed express a desire for a wide array of menu options, and nearly half look for something they've never tried before."
2. "A majority of survey respondents agree with the positioning of fast casual as a healthier version of fast food."
3. "A third even agree that fast casual offerings are similar in quality to food found in family casual sit-down restaurants."
4. "The findings suggest that families with children are under-served by fast casual chains."
5. "Nearly half the respondents claimed that they were willing to spend more to eat healthier."

Source: Mintel International Group Ltd. Dining Out Review: Fast Casual Restaurants, July 2006

Target Segment

Fresh & Affordable

Young Adults – primarily men – who seek popular, inexpensive (under $5) menu items served in 5 or less minutes.

Great Taste

Adults 25-49 (avg. age 36, skews male) who crave unsurpassed flavorful foods, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Potential Growth Fast Casual Market
(in billions)


$24.5
14% / yr.
$14.5
2007
2011

Source: Technomic, Inc. & CREST

Strategy



Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment


BEACH MEX
Beach Mex is: fresh.
Beach Mex is: flavorful.
Beach Mex is: the best ingredients the planet has to offer.
It's simple preparations, but complex tastes.
It's lighter, it's healthier (but it's completely soul-satisfying).

Strategy


Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment

World Famous Fish Taco



Great Taste



Blackened Mahi Mahi Taco



Mango Crispy Shrimp Taco



Chicken Big Burrito Especial



Grilled Salmon Salad



Fire-Roasted Enchiladas



Langostino Lobster Tacos

Grilled Gourmet Tacos


Steak


Portobello & Poblano


Scallop


Garlic Herb Shrimp

Price/Quality Relationship – Aspirational


Quality
Rubio's
FRESH MEXICAN GRILL
Qdoba
MEXICAN GRILL
MOE'S
Chipotle
BAJA FRESH
MEXICAN GRILL
La Salsa
FRESH MEXICAN GRILL
Pollo Loco
TACO DEL MAR
TACO CABANA
$

Strategy


Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment

Rubio's Promotions

Fresh & Affordable


RUBIO'S WORLD FAMOUS
FISH TACOS
$1 00
FRESH & AFFORDABLE

Great Taste


Langostino
LOBSTER IS BACK.
Need we say más?
Langostino Lobster Burrito $7.99
Our succulent Langostino lobster combined with freshly-made guacamole, a smoky, creamy sauce, rice, pinto beans, and salsa fresca, then wrapped in a perfectly toasted flour tortilla. Served with chips.
Add a Corona $2.25

New Restaurant Design



Old Restaurant Design





New Restaurant Design

New Store Opening Tactics


Rubio's
FRESH MEXICAN GRILL





Rubio's a-Go-Go℠



Rubio's
a-Go-Go
RUBIOS.COM
Rubio's
Rubio's
Rubio's a-Go-Go
Rubio's
a-Go-Go
Rubio's
Rubio's

Rubio's a-Go-Go – Baja Box^{SM} Lunch



Rubio's a-Go-Go[SM]



Beach Mex Buffet


Rubio's

Fiesta Kit-Long Board

Strategy


Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment

Global Sourcing



Asia
R-Pollock
A-Pollock
North America
Atlantic Ocean
Lettuce
Tomato
Avocado
Shrimp
Tilapia
Tomato
Avocado
Pacific Ocean
Tilapia
Shrimp
Indian Ocean
Australia
Tilapia
Mahi
South America
Mahi
Langostino
Avocado
Salmon
Langostino

Cheese Dollar Per Pound Store Cost



2.25
2.15
2.05
1.95
1.85
1.75
1.65
1.55
1.45
1.35
1.25
Price
Bought Milk Futures
Bought Milk Futures
Bought Milk Futures
Purchase Price
Projection
Market Price
Month

http://www.weeklycommodityreport.com

Strategy


Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment

Guest Feedback Survey

Percent Very Satisfied
Overall Report
Oceanside, CA #63
Period 7 – FY07
49 Completed Surveys

Guest Loyalty Index

82% (G)

	#63 This Period n=49	#63 Last Period n=60	#63 Rolling Qtr n=157	Davis n=483	Watkins n=3828	Company n=8639	Top 10%
Overall Experience	[illegible]	75%	69%	57%	59%	59%	71%
Likely to Return	[illegible]	87%	83%	77%	76%	76%	86%
Likely to Recommend	[illegible]	72%	71%	64%	62%	62%	76%
Guest Loyalty Index	82% (G)	78%	74%	66%	66%	66%	76%

Big 3 Areas to Work on

1. Ease of Parking 2. Length of Time Waiting 3. Packaging Made Food Easy to Carry

Must Haves

Order Accuracy Filled	[illegible]	83%	79%	72%	73%	72%	82%
Length of Time Waiting	[illegible]	73%	70%	59%	56%	55%	69%
Food Served at Appropriate Temperature	[illegible]	77%	78%	62%	66%	66%	76%
Cleanliness of Dining Room	[illegible]	79%	78%	59%	59%	57%	73%

Satisfiers

Taste and Flavor of Food	[illegible]	80%	76%	69%	68%	68%	78%
Fresh, High Quality Ingredients	[illegible]	80%	83%	64%	66%	66%	81%
Drink/Salsa Areas Clean and Stocked	[illegible]	77%	71%	61%	61%	61%	74%
Portion Size	[illegible]	57%	64%	59%	61%	62%	73%
Exterior is Clean and Free of Trash	[illegible]	72%	71%	63%	60%	60%	72%
Packaging Made Food Easy to Carry	[illegible]	76%	67%	73%	68%	69%	84%

Delighters

Greeting By Team Member	[illegible]	69%	69%	61%	61%	60%	74%
Menu Knowledge of the GSA	[illegible]	69%	68%	63%	62%	60%	73%
Ambiance and Decor	[illegible]	73%	66%	57%	57%	58%	70%
Ease of Parking	[illegible] (R)	19%	29%	44%	40%	42%	66%

Yes/No Questions (% Yes)

Problem Encountered	6%	2%	6%	11%	10%	10%	4%
Problem Solved to Satisfaction	--	0%	0%	63%	71%	71%	100%
Cleanliness of Restroom	77%	85%	79%	89%	89%	89%	100%

Guest Impressions Not Controlled by Stores

Value for Money of Food	61%	47%	64%	51%	51%	52%	63%
Rubio's Products Compared to Others	66%	83%	57%	49%	49%	48%	63%

(G) Green - Areas of Good News! (Y) Yellow - OK, but could be better (R) Red - Areas for Improvement

Trend for Guest Loyalty Index
(12-Month Rolling GLI = 70%)



100%
75%
50%
25%
0%
P13-FY06
P1-FY07
P2-FY07
P3-FY07
P4-FY07
P5-FY07
P6-FY07
P7-FY07
71%
78%
78%
82%

QUESTAR

A-Level Operations

A – Level Operation	GLI Score	4 Key Holders	Quality Mgmt	Team Staffing
>95%	Green	100%	100%	100%

ROE	Everclean & Health Dept.	Cash Audit	TM Certified	Guest Neg Comment
>90%	A-level	>90%	100%	1/5000

Strategy



Marketing:
Brand Positioning
Product Line Menu Devel.
Advertising Promotions
Purchasing: Supply Chain
Operations
Development
Target Segment

Rubio's Residential Core Customers



San Francisco-Oakland, CA CBSA
Existing Locations
Potential Locations
Primary Core Customers By Block Group
1 Dot = 1 Household
Secondary Core Customers By Block Group
1 Dot = 1 Household
Tertiary Core Customers By Block Group
1 Dot = 1 Household
Buxton
BUXTON GIS
Mill Valley
Sausalito
Walnut Creek
Danville
Pleasanton
Hayward
Fremont
South San Francisco
Redwood City
Pacific Ocean
San Francisco Bay
Miles
0 2.5 5
San Francisco, CA

Core Customer Gravity



$
$$
$$$
$$$$
$$$
$$

EXAMPLE DATA

Values are assigned to each household based on segmentation and drive time

Segment #7

Segment #30

Rubio's Competitive Edge


Adults 25-49 (avg. age 36, skews male) who crave unsurpassed flavorful foods, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.
Rubio's
FRESH MEXICAN GRILL
Competition
- QSR's
- Fast Casual
- Casual Dining

- Shift in Strategy
- **Expanded Organizational Capabilities**
- Unit Economics and Recent Performance

Building Organizational Capabilities


Strategy
Organization Requirements
Structure
Systems
Staffing
Shared Values

- Unsurpassed Taste
- Healthy Variety
- Attractive Price
- Great Service
  - 4 Walls
  - Off-premise
- Local store marketing & selling
- Aggressive supply chain management
- "A" level operations
- Targeted Restaurant Development

- Scalable Systems
- Expanded Product Development
- Local store marketing & selling
- Supply Chain Management
- Real Estate Model
- SOX Compliance


New Product Development
INITIAL
New Product Test
(2-6 stores)
To Pricing Process
Initial Test Project Start
Preliminary Product Overview
DirF&B, DirPurch, DirOpSrv, DirFin, DirMktg
Develop New Product for Test
Develop New Product for Test
Finalize Supplier Inputs for Test
APN Process Begin
YES
Initial Test Go Sign-off Meeting
DirF&B, DirPurch, DirOpSrv, DirFin, DirMktg
New Product Approval Form.xls
(Initial Test Go)
TRIGGER
RECEIVE SIGNED New Product Approval Form
Programming
Develop Initial Test Messaging
Conduct Rollout & Begin Test
Conduct Rollout & Begin Test
Product/ Test Reformu-lation
NO
Initial Test Results Review
YES
To Expanded Test Phase
NO
TEST ENDS
New Product Approval Form.xls
(Expanded Test Phase Begin)

Developing Scalable Systems
I.T. Network Topology


Kitchen Video System
Real Time Video Surveillance
**E-Forms Server
**Document Imaging System
Back Office PC
Data Warehouse
Tablet POS/ E-Learning Device
POS
Internet
GP Dynamics (AP,HR,Payroll)
**PDA (Checklists,Inventory ,Barcode Scanner)
Web Ordering UI
Call Center
Business Objects (BI)
OLAP (Data Analysis)
**Free Guest Wireless
Mobile
PC
Phone
**Recipe Management System
**FRX Forecaster
Guest Ordering
Guest Ordering

Strengthening the Team

- Finance
  - New CFO
  - New Controller
  - New Director of Strategic & Financial Planning
- Operations
  - 3 New Hi-Potential District Managers
- Marketing
  - Director of Strategic Marketing
  - 5 New Neighborhood Marketing Coordinators
- Food & Beverage
  - New Project Manager
  - Two new staff members
  - Retained two culinary experts
- Development
  - VP search underway
  - New Director Design
  - 1 New Real Estate Managers (total 3 by Fall)
  - Director Lease Management

Building Organizational Capabilities
Restaurant Manager Career Paths



OPERATIONS
DUAL CAREER PATH
OWNER OPERATOR/ GENERAL MANAGER
DISTRICT MANAGER (MULTI-UNIT) 10%*
GENERAL MANAGER 15%*
ASSISTANT MANAGER 20%*
SHIFT LEADER

<u>General Manager Compensation</u>
- Salary
- Annual Bonus } Growth of Cash Flow
- 3 year Bonus } Growth of Cash Flow

* Promotable – 1 yr.

Shared Values

- Work with Highest Integrity and Respect
- Delight the Guest
- Invite our Communities to Rubio's
- Grow Cash Flow and Profits

- Shift in Strategy
- Expanded Organizational Capabilities
- **Unit Economics and Recent Performance**

Lease Expirations


14
31
38
25
24
10
7
2
11
5
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Unit Economics by AUV Tier*


Cost of Sales % (PRIME Costs)
66.1%
60.2%
56.6%
Labor %
37.8%
32.0%
28.4%
Restaurant Operating Margin %
6.1%
17.2%
23.6%
Below $800K
$800K-$1,300K
Above $1,300K

* Data based on the Company's results for the trailing 52-weeks ended July 1, 2007.

Performance Outside of CA*


19.6%
13.0%
Estimated after tax cash return on net book value
Outside CA (AZ/ UT/ CO)
Outside CA (excluding Tucson)

* Data based on the Company's results for the trailing 12 periods ended July 1, 2007.

Initial Investment Costs by Concept

Concept	Annual Sales per New Unit	Ttl Investment without land	Sales to Investment without land	Avg Sales per Sq Ft	Total Investment per Sq Ft
Chipotle[1]	$ 1,700,000	$ 880,000	1.93	$ 680.0	$ 352.00
Rubio's[2]	$ 1,084,749	$ 565,000	1.92	$ 423.3	$ 220.50

(1) Chipotle figures based on mature, company-owned unit per PiperJaffray research report dated August 1, 2007.

(2) Company figures represent annualized average weekly sales through July 1, 2007 for the nine Company units opened during fiscal 2006.

Comp Sales



4.9%
8.3%
7.7%
7.1%*
6.7%
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
(thru October 14)

* The company experienced slightly higher than anticipated cost of sales in Q3 due primarily to lower than expected yields on our Langostino lobster promotional items and an increase in avocado prices.

Adjusted EBITDA vs. Same Quarter Prior Year*



$3.3M
27.4%
$2.8M
26.4%
$2.6M
$2.5M
$2.2M
($1.0M)
'06
'06
'07
'06
'07
'05
Q4
Q1
Q2

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.

What our Fans Say…


THE BEST
of
SAN DIEGO

- Best Signature Dish – Rubio's fish taco.
- Two of the "Best" things in town are Chargers running back LaDainian Tomlinson and fish tacos (pictured: fish taco from Rubio's Fresh Mexican Grill).
  San Diego Magazine, June, 2005

- Rubio's Fresh Mexican Grill – Best Fast Casual Mexican Restaurant
  California Restaurant Association, June, 2005

- "Rubio's Fish Tacos are to San Diego what Pizza is to New Yorkers. A source of local comfort and pride."
  Every Day Rachel Ray, 2006

- Voted Best Taco Shop and Best Fish Taco
  San Diego Union Tribune, 2006


Rubio's

- "By 1983, Rubio had opened his first restaurant in a converted Orange Julius near the San Diego Zoo. Today he is regarded as the man who introduced Baja-style fish tacos to the United States."
  Kevin Pang, Food Writer, Chicago Tribune, 2007

- Rubio's Fish Taco Named "Top Stadium Food"
  Sports Illustrated, 2007


Rubio's
FRESH MEXICAN GRILL